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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 10, 2005

                           Strategic Diagnostics Inc.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                     000-68440                56-1581761
----------------------------- -------------------------- -----------------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
       Incorporation)


                111 Pencader Drive
                    Newark, DE                                       19702
-------------------------------------------------                --------------
     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 4, 2005, Strategic Diagnostics Inc., a Delaware corporation (the "Company") and DuPont Qualicon, a division of E.I. DuPont de Nemours and Company, a Delaware corporation ("DuPont Qualicon"), executed an Exclusive Distribution and Supply Agreement (the "Agreement"), effective as of May 1, 2005.

Pursuant to the Agreement, SDI appointed DuPont Qualicon as its exclusive distributor of the Company's lateral flow tests for the detection of food pathogens outside of the United States (the "Products") and its non-exclusive distributor of such Products within the United States to certain designated multinational companies with substantial operations outside of and within the United States. The Products distributed by DuPont Qualicon will be packaged under the DuPont Qualicon brand name. SDI will continue to market its lateral flow tests in the United States under the RapidChek(TM) trademark or otherwise.

The term of the Agreement commenced as of May 1, 2005 and continues through December 31, 2007 and thereafter for five successive one year periods unless DuPont Qualicon provides the Company notice of its intent not to renew at least 180 days prior to the end of the initial term or any renewal term or unless the Agreement is otherwise terminated in accordance with its terms.

A copy of this Agreement will be filed as an exhibit to the Company's Quarterly Report on SEC Form 10-Q for the quarter ended June 30, 2005.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STRATEGIC DIAGNOSTICS INC.


                                          By:  /s/ Matthew H. Knight
                                             --------------------------------
                                               Matthew H. Knight
                                               Chief Executive Officer


Dated: May 10, 2005